                                                                        Ex 10.24

                              SETTLEMENT AGREEMENT
                              --------------------

     SETTLEMENT AGREEMENT (this "Agreement"), dated as of March 19, 1999, by and among THE ASHTON TECHNOLOGY GROUP, INC., a Delaware corporation (the "Company"), UNIVERSAL TRADING TECHNOLOGIES CORPORATION, a Delaware corporation and a subsidiary of Ashton ("UTTC"), and DAVID N. ROSENSAFT ("Rosensaft").

     WHEREAS, Rosensaft owns beneficially or otherwise 1,000 shares (the "Ashton Shares") of the outstanding common stock of the Company, par value $.01 per share;

     WHEREAS, Rosensaft owns beneficially or otherwise 333,333 shares of the outstanding common stock of UTTC, par value $.01 per share ("UTTC Common Stock"); and

     WHEREAS, certain disputes have arisen among Rosensaft, on the one hand, and the Company and UTTC, on the other, and the parties have agreed to settle and resolve each and every dispute and to enter into this Agreement on the terms and conditions set forth herein;

     NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS
                                   -----------

     Section 1.1 Definitions. In addition to the terms elsewhere defined in this
                 -----------
Agreement, the following terms when
used in this Agreement shall have the following respective meanings;

    "Affiliate" means, with respect to a Person, any other Person
     ---------
controlled by or, as of the date of this Agreement, controlling or under common control with, such Person. "Control" (including the terms "controlling," "controlled by" and "under common control with") means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, the holding of proxies, by contract or otherwise.

         "Ashton Shares" is defined in the Recitals.
          -------------

         "Person" means any individual, corporation, partnership, limited
          ------
liability company, firm, joint venture, association, joint stock company, trust, unincorporated organization, governmental entity or other entity or organization.

         "Securities Act" shall mean the Securities Act of 1933, as amended.
          --------------

         "Subsidiaries" shall mean UTTC and each corporation as to which the
          ------------
Company, directly or indirectly, owns a majority of the outstanding stock or other ownership interests having voting power under ordinary circumstances to elect a majority of directors of such corporation or other Persons performing similar functions for such entity.

         "UTTC Common Stock" is defined in the Recitals.
          -----------------

         "Rosensaft's Old UTTC Shares" means the 333,333 shares of UTTC Common
          ---------------------------
Stock already owned by Rosensaft.

         "Rosensaft's New UTTC Shares" means the 416,633 shares of UTTC Common
          ---------------------------
Stock to be issued to Rosensaft pursuant to Section 2.2 of this Agreement.

         "Rosensaft's UTTC Shares" means Rosensaft's Old UTTC Shares and
          -----------------------
Rosensaft's New UTTC Shares, collectively.

                                  ARTICLE II
                              TERMS OF AGREEMENT

         2.1 Monetary Payment. On or before March 19, 1999, the Company shall
             ----------------
pay Rosensaft Forty-Seven Thousand Five Hundred Dollars and No Cents ($47,500) in the form of a certified or bank check.

         2.2 Issuance of UTTC Common Stock. On or before March 19, 1999, UTTC
             -----------------------------
shall cause 416,633 shares of UTTC Common Stock to be issued to Rosensaft and a Stock Certificate shall be presented to him reflecting such issuance. On or before March 19, 1999, UTTC also shall issue a new stock certificate to Rosensaft with respect to Rosensaft's Old UTTC Shares free of any restrictive legends.

         2.3 Registration Rights. Pursuant to the terms and subject to the
             -------------------
conditions set forth in Article III below, Rosensaft is to have piggy-back registration rights with respect to Rosensaft's New UTTC Shares.

         2.4 Release. Effective upon the satisfaction in full of the terms set
             -------
forth in Sections 2.1 and 2.2 of this Agreement, each of the parties hereto for himself and on behalf of itself and each and every one of its present and former stockholders, officers, directors, employees, agents, parents, Subsidiaries, Affiliates and predecessors, does hereby release and forever discharge each of the other parties hereto and each of their respective heirs, executors, administrators, present and former stockholders, officers, directors, employees, agents, parents, Subsidiaries, Affiliates and predecessors, of any and all manner of claims, demands, damages, actions, causes of action or suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialities, covenants, contracts, controversies, agreements, promises, trespasses, judgments and executions whatsoever, in law or equity, whether known or unknown, directly or indirectly, which any of them or any of their heirs, executors, administrators, present and former stockholders, officers, directors, employees, agents, parents, Subsidiaries, Affiliates and predecessors can, shall or may have, or ever had, or might have but for this release, for, upon or by reason of any matter, cause or thing whatsoever, from the beginning of the world to the date of this Agreement; provided, however, that nothing herein shall operate to release or discharge any claims arising from or related to any breach of the representations, warranties and agreements contained in this Agreement or otherwise affect the validity and enforceability of Section 2.5 and Article III of the Settlement Agreement dated as of January 30, 1997, between the Company, UTTC, Rosensaft, the Dover Group, Inc., and Frederick W. Rittereiser (the "Prior Settlement Agreement").

         2.5 Agreement Not to Sue. At no time shall any party hereto initiate,
             --------------------
assert, prosecute or support or cause, or permit any Person under its or his control to initiate, assert, prosecute or support any claim or demand whatsoever, against any of the other parties hereto, for, upon or by reason of any matter, cause or thing whatsoever for which the parties are released and discharged pursuant to Section 2.4 above, whether known or unknown. Notwithstanding anything to the contrary contained in this Section 2.5, any party hereto may initiate, assert, prosecute and support a claim against any other party hereto arising from or related to any breach of the representations, warranties and agreements contained in this Agreement or Article III of the Prior Settlement Agreement.

         2.6 Waiver of Derivative Claim. At no time shall any party hereto
             --------------------------
initiate, assert, prosecute or support a derivative claim which can be asserted on behalf of the Company or any of its Subsidiaries in relation to, by reason of, based upon, or arising out of or in connection with this Agreement or the claims which are settled and/or released by this Agreement.

                                   ARTICLE III

                               REGISTRATION RIGHTS
                               -------------------

         3.1 Rosensaft Registration Rights. If UTTC proposes at any time
             -----------------------------
following the date hereof to register any shares of the UTTC Common Stock in a public offering registered under the Securities Act ("an Offering") through an underwriter or underwriters, UTTC shall promptly give written notice to Rosensaft of its intention to register the UTTC Common Stock. Such written notice shall include, without limitation, a list of the jurisdictions in which UTTC intends to attempt to qualify such securities under the applicable blue sky or other state securities laws. Upon receipt of UTTC's written notice, Rosensaft shall have thirty days to provide UTTC with a written request specifying the total number of Rosensaft's New UTTC Shares to be included in such registration under the Securities Act. UTTC shall include in the registration statement (and any related qualification under blue sky laws or other compliance required under the Securities Act) all shares of Rosensaft's New UTTC Shares requested by Rosensaft to be included therein; provided, however, that UTTC may at any time
                                  --------  -------
withdraw or cease proceeding with any such registration if it shall at the same time withdraw or cease proceeding with the registration of all the other shares of UTTC Common Stock originally proposed to be registered.

         Additionally, at any time prior to receiving UTTC's written notice, Rosensaft shall have the right to provide UTTC with a written request specifying the total number of shares of UTTC Shares to be registered in connection with any future public offering of UTTC Common Stock, without regard to whether UTTC is contemplating at that time any proposal to register any shares of UTTC Common Stock in any public offering.

         Nothing contained in this Agreement is intended to modify, change or affect in any way Rosensaft's registration and underwriting rights with respect to Rosensaft's Old UTTC Shares pursuant to Article III of the Prior Settlement Agreement.

         3.2 Underwriting. Rosensaft shall have the right to offer any or all of
             ------------
Rosensaft's New UTTC Shares in any underwriting of an Offering, provided,
                                                                --------
however, that such right shall be conditioned upon Rosensaft's requesting
-------
inclusion of Rosensaft's New UTTC Shares in the underwriting on the terms and conditions provided herein. In agreeing to distribute any or all of Rosensaft's New UTTC Shares through such underwriting, Rosensaft shall (together with UTTC and the other holders distributing their UTTC Common Stock through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by UTTC. In the event that the managing underwriter determines that marketing factors require a limitation or cutback on the number of shares of UTTC Common Stock to be sold, then UTTC, subject to the Guarantee (as defined below), will include in such Offering only that number of shares of UTTC Common Stock which it is so advised by the managing underwriter should be included in such Offering. In the event of such a limitation or cutback, the UTTC Common Stock proposed by UTTC to be registered and those shares encompassed in the Guarantee (as defined below) shall have the first priority and all other shares of UTTC Common Stock for which registration rights have been requested by Rosensaft and other selling shareholders (the "Selling Shareholders' Shares") shall be given a second priority without preference among the relevant holders. If less than all of the Selling Shareholders' Shares are to be included in the Offering, such Shares (other than those shares encompassed in the Guarantee (as defined below)) shall be included in the Offering pro rata based on the total number of shares sought to be offered other than by UTTC. No Person may participate in any Offering hereunder unless such Person (x) agrees to sell such Person's UTTC Common Stock (other than Rosensaft's Old UTTC Shares) on the basis provided in any underwriting arrangements approved by UTTC and (y) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements (exclusive of any lock-up provision with respect to any or all of Rosensaft's Old UTTC Shares).

         Any shares of Rosensaft's New UTTC Shares that are not included in any Offering as a result of any limitation or cutback (other than those shares encompassed in the Guarantee (as defined below)) shall be subject to the same lock-up provision, if any, as all other Selling Shareholders. Notwithstanding any other provision in this Agreement, nothing shall require or obligate Rosensaft to agree to any lock-up provision with respect to Rosensaft's Old UTTC Shares.
         If Rosensaft disapproves of the terms of any such underwriting, he may elect to withdraw all or any portion of Rosensaft's New UTTC Shares therefrom, including those shares encompassed in the Guarantee (as defined below), by written notice to UTTC and the underwriter.

         Notwithstanding any other provision of this Section 3.2, UTTC guarantees Rosensaft that UTTC shall include in any Offering a minimum number of Rosensaft's New UTTC Shares equivalent to the greater of (a) 100,000 shares of UTTC Common Stock, or (b) 5% of the total number of shares of UTTC Common Stock included in such Offering, without regard to any limitation or cutback (the "Guarantee").

         In the event that UTTC is determined by a court after a final adjudication to have breached the Guarantee, the Company and UTTC agree that, in addition to any damages for which they may be liable, they shall be jointly and severally liable for all costs, including reasonable attorney's fees and expenses, incurred by Rosensaft in any action to enforce the Guarantee or for breach of the Guarantee; however, the Company and UTTC do not agree to be liable for any costs, including reasonable attorney's fees and expenses, attributed to other claims pursued by Rosensaft against the Company or UTTC.

         3.3 Expenses of Registration. All expenses incurred in connection with
             ------------------------
the registration and offering of Rosensaft's New UTTC Shares contemplated by this Agreement including, without limitation, all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, fees and disbursements of accountants and counsel for UTTC, underwriters and other persons retained by UTTC, messenger and other related expenses, shall be paid solely by UTTC and, to the extent that they agree, any holders of shares of UTTC Common Stock other than Rosensaft whose shares are included in such registration statement. Rosensaft and the Selling Shareholders shall pay their own legal fees, selling discounts and commissions on shares of UTTC Common Stock offered at their request.

         3.4 Registration Procedures. Upon the filing of a registration
             -----------------------
statement under the Securities Act, consistent with this Agreement, UTTC will keep Rosensaft, if participating therein, advised in writing as to the filing of such registration statement and as to the completion thereof. UTTC will:

         (1) keep such registration statement effective for a period no less than 180 days or until the distribution or sale of Rosensaft's New UTTC Shares has been completed, whichever first occurs; and

         (2) furnish such number of prospectuses and other documents incident thereto as Rosensaft from time to time may reasonably request.

         3.5 Indemnification. (a) Rosensaft will, if any of Rosensaft's New UTTC
             ---------------
Shares are included in a registration statement pursuant to Section 3.1, indemnify UTTC, and each of its directors and officers who sign such registration statement, each underwriter of the UTTC Common Stock and its directors and officers, and each Person who controls each underwriter within the meaning of the Securities Act ("Controlling Person"), against all claims, losses, damages and liabilities (or actions in respect thereof) solely arising out of or solely based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus or other document in reliance upon and in conformity with written information provided to UTTC by Rosensaft specifically for use therein, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in reliance upon and in conformity with written information provided to UTTC by Rosensaft specifically for use therein and will reimburse UTTC and each of its directors and officers and each underwriter and its directors, officers, and Controlling Persons, for any legal and other expenses reasonably incurred in connection with defending any such claim, loss, damage, liability or action.

         (b) With respect to a registration statement filed pursuant to Section 3.1, UTTC will indemnify Rosensaft, each underwriter of the UTTC Common Stock and its directors and officers, and each Person who controls each underwriter within the meaning of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus or other document (including any related registration statement, notification or the like) incident to any such registration statement, or based on any omission (or alleged omission) to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation (or alleged violation) by UTTC of any rule or regulation promulgated under the

Securities Act applicable to UTTC and relating to action or inaction required of UTTC in connection with any such registration statement and will reimburse Rosensaft and each underwriter and its directors, officers, and Controlling Person, for any legal and other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action; provided, however, that UTTC will not be liable in any such case to the extent
--------  -------
that any final damage award or fully adjudicated liability is based on any untrue statement in any registration statement, prospectus or other document made in reliance upon and in conformity with information furnished to UTTC in writing by Rosensaft specifically for use therein or any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in reliance upon and in conformity with information furnished to UTTC in writing by Rosensaft specifically for use therein.

         (c) Each party entitled to indemnification under this Section 3.5 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided, that,
                                --------  ----
counsel for the Indemnifying Party who shall conduct the defense of such claim or litigation shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld or delayed), and the Indemnified Party may participate in such defense at such Party's expense; provided, further, that the
                                                     --------  -------
failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 3.5. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

         3.6 Information by Rosensaft. If any of Rosensaft's UTTC Shares are
             ------------------------
included in any registration statement pursuant to Section 3.1, Rosensaft shall furnish promptly in writing to UTTC such information regarding Rosensaft as UTTC may request in writing and as shall be reasonably requested in connection with any such registration statement, and UTTC shall be permitted to use such written information in any registration statement.

                                  ARTICLE IV

                                   CLOSING
                                   -------

         4.1 Closing. The closing of the transactions contemplated by this
             -------
Agreement (the "Closing") shall take place on March 19, 1999 at 2:00 pm at the offices of Kronish Lieb Weiner & Hellman LLP, 1114 Avenue of the Americas, New York, NY 10036.

                                   ARTICLE V

                             CONDITIONS TO CLOSING
                             ---------------------

         Each party's obligation to consummate the Closing is subject to the satisfaction on or prior to the Closing of all of the following conditions:

         5.1 Representations and Warranties: The representations and warranties
             ------------------------------
of each party contained in this Agreement shall be true in all material respects on and as of the Closing.

         5.2 No Injunction. At or prior to the Closing, there shall be no
             -------------
injunction, restraining order or decree of any nature of any court or governmental agency or body of competent jurisdiction that is in effect that enjoins, restrains or prohibits the consummation of the transactions contemplated by this Agreement.

                                  ARTICLE VI

                              GENERAL PROVISIONS
                              ------------------

         6.1 Mutual Representations and Warranties. Each party represents and
             -------------------------------------
warrants to the other parties that (i) the
execution, delivery and performance of this Agreement has been duly authorized and all actions necessary for the due execution, delivery and performance of this Agreement have been taken, (ii) this Agreement constitutes the legal, valid and binding obligation of the parties enforceable against each party in accordance with its terms, (iii) it has been represented by legal counsel of its choosing, and (iv) this Agreement, when executed, will have been executed and
                                   ------------------------
delivered as its own free act and deed and not as the result of duress by any other party hereto. The representations, warranties and covenants of the parties set forth in this Section 6.1 shall survive the Closing.

         6.2 Rosensaft Representations and Warranties. Rosensaft hereby
             ----------------------------------------
represents and warrants that he is receiving shares of UTTC Common Stock solely for the purpose of investment and not with a view to distribution within the meaning of the Securities Act. Rosensaft recognizes that Rosensaft's New UTTC Shares have not been and, except as otherwise contemplated and provided for herein, will not be registered under the Securities Act and acknowledges that he has been fully advised as to the applicable limitations upon resale of such Shares, including the need to hold such Shares indefinitely unless they are subsequently registered under the Securities Act or unless an exemption from such registration is available. Rosensaft further represents and warrants that there are no pre-emptive rights with respect to the Ashton Shares or Rosensaft's UTTC Shares.

         6.3 The Company and UTTC Representations and Warranties. The Company
             ---------------------------------------------------
and UTTC hereby represent and warrant that the 416,633 shares of UTTC Common Stock issued to Rosensaft pursuant to this Agreement, when added to the 333,333 shares of UTTC Common Stock Rosensaft already owns, totaling 749,966 shares of UTTC Common Stock, constitutes approximately 3.22 percent of the total issued and outstanding shares of UTTC Common Stock as of the date of this Agreement. The Company and UTTC further represent and warrant that prior to the execution of this Agreement, the Company and UTTC, and their officers and directors have not taken any steps or devised or implemented any plan or measure to issue additional shares of UTTC Common Stock or options or warrants that have not been disclosed to Rosensaft. The Company and UTTC further represent that they have no present plans to issue additional shares of UTTC Common Stock; however, they expressly reserve the right to do so if such action is determined to be in the best interest of UTTC and its shareholders.

         6.4 Further Assurances. Each party agrees from time to time, at the
             ------------------
request of any other party, to execute such documents or ratify such agreements as may be reasonably necessary to effectuate the agreements contained herein.

         6.5 Modification. This Agreement shall not be modified or amended
             ------------
except by an agreement in writing executed by all parties hereto.

         6.6 Applicable Law. This Agreement shall be governed by the law of the
             --------------
State of New York without regard to the principles of conflict of law thereof.

         6.7 Entire Agreement. This Agreement contains the entire and final
             ----------------
agreement between the parties with respect to the subject matter hereof, and no oral statements, assumptions or representations or prior written matter not contained or referred to in this instrument shall have any force or effect.

         6.8 Counterparts. This Agreement may be executed in one or more
             ------------
counterparts, each of which shall be deemed an original and all of which together shall be one and the same instrument.

         6.9 Severability. If any provision of this Agreement or the application
             ------------
thereof to any Person or circumstance shall be invalid or unenforceable to any extent, the remainder of this Agreement and the application of such provisions to other Persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

         6.10 Headings. The headings used in the Agreement are for convenience
              --------
only and shall not be deemed part of the agreements of the parties set forth herein.

         6.11 Waiver. No consent or waiver, express or implied, by any party to
              ------
or of any breach or default by another party of its obligations under this Agreement shall be deemed or construed to be a consent or waiver to or of any breach or default by the breaching party of any other obligations of such breaching party under this Agreement. Failure on the part of any party to object to or complain of any act or failure to act of any of the other parties or to declare any of the other parties in default shall not constitute a waiver of any right or remedy or the ability to object or complain or to declare any default at any time in the future.

         6.12 Submission to Jurisdiction. Any judicial proceeding brought with
              --------------------------
respect to this Agreement must be brought in the United States District Court for the Southern District of New York or, if such court lacks jurisdiction, any state court sitting in New York City, New York, and by execution and delivery of this Agreement each signatory hereto (i) hereby submits to and accepts, generally and unconditionally, the exclusive jurisdiction of such court and any related appellate court and irrevocably agrees to be bound by any judgment rendered thereby in connection with this Agreement and (ii) irrevocably waives any objection it may now or hereafter have as to the venue of any such suit, action or proceeding brought in such a court or that such court is an inconvenient forum.

         6.13 No Admissions. Nothing contained in this Agreement shall be
              -------------
considered an admission by either party of any wrongdoing under any Federal, state or local statute, public policy, tort law, contract law, common law or otherwise.

         6.14 No Third Party Claims. Each party represents and warrants that no
              ---------------------
other Person has or, to the best knowledge of such party, claims any interest in any potential claims, demands, causes of action, obligations, damages or suits released pursuant to this Agreement; that it or he is the owner of all claims, demands, causes of action, obligations, damages or suits so released; and that it or he has not sold, assigned, transferred, conveyed or otherwise disposed of any claim, demand, cause of action, obligation or liability subject to this Agreement.

         6.15 Notice. All notices or requests hereunder shall be sufficiently
              ------
given for all purposes hereunder if in writing and delivered personally or by documented overnight delivery service or, to the extent receipt is confirmed, telecopy, telefax or other electronic transmission service to the appropriate address or number as set forth below. Notices to Rosensaft shall be addressed to:

                           David N. Rosensaft
                           215 East 68th Street, Suite 12-O
                           New York, New York  10021

                                    -- and --

                           445 East 86th Street, Apt. 11-H
                           New York, New York  10028
                           with a copy to:
                           --------------

                           Thomas M. Campbell, Esq.
                           Leonard Weintraub, Esq.
                           Smith, Campbell & Paduano
                           One Whitehall Street
                           New York, New York 10004
                           Tel:  (212) 344-1500
                           Fax:  (212) 344-5585

or at such other address and to the attention of such other person as Rosensaft may designate by written notice to the other parties hereto.

                  Notices to the Company or UTTC shall be addressed to:

                           The Ashton Technology Group
                           1900 Market Street, Suite 701
                           Philadelphia, PA  19103-0012
                           Attn:  Frederic W. Rittereiser
                           Tel:  (215) 988-3400
                           Fax:  (215) 636-3560

                           Universal Trading Technologies Corporation
                           1900 Market Street, Suite 701
                           Philadelphia, PA  19103-0012
                           Attn:  Frederic W. Rittereiser
                           Tel:  (215) 988-3400
                           Fax:  (215) 636-3560

                           with a copy to:
                           --------------

                           Kronish Lieb Weiner & Hellman LLP
                           1114 Avenue of the Americas
                           New York, New York 10036-7798
                           Attn:  Herbert Kronish, Esq.
                           Tel: (212) 479-6000
                           Fax: (212) 479-6275

or at such other address and to the attention of such other person as the Company or UTTC may designate by written notice to the other parties hereto.

         6.16 Expenses. Whether the Closing does or does not occur, all legal
              --------
and other costs and expenses incurred in connection with the negotiation and execution of this Agreement shall be paid by the party incurring such costs and expenses.
              IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

THE ASHTON TECHNOLOGY
GROUP, INC.


By: /s/ Fredric W. Rittereiser           /s/ David N. Rosensaft
   ---------------------------          ------------------------------
                                              DAVID N. ROSENSAFT
Name: /s/ Fredric W. Ritterreiser
     ----------------------------

Title: President
      ---------------------------


UNIVERSAL TRADING
TECHNOLOGIES CORPORATION


By: /s/ Robert Eprile
   --------------------------

Name: Robert Eprile
     ------------------------

Title: President
      -----------------------